SECURITIES EXCHANGE COMMISSION

WASHINGTON, D.C. 20552

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2001

HEARx LTD.
(Exact name of registrant as specified in its charter)

DELAWARE	0-16453	22-2748248
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification no.)

1250 Northpoint Parkway
West Palm Beach, Florida 33407
(561) 478-8770
(Address, including zip code, and telephone number
of principal executive offices)

The Company hereby amends the Form 8-K filed on December 26, 2001 and the Form 8-K/A filed on February 28, 2002 to replace Exhibit 10.3, the Supply Agreement dated as of December 7, 2001, between the Company and Siemens Hearing Instruments, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Businesses Acquired: Not applicable.

(b)  Pro Forma Financial Information: None required.

(c)  Exhibits:

Exhibit No	Description of Exhibit

10.1	Credit Agreement dated as of December 7, 2001, between HEARx Ltd. and Siemens Hearing Instruments, Inc.*

10.2	Security Agreement dated as of December 7, 2001, between HEARx Ltd. and Siemens Hearing Instruments, Inc.*

10.3	Supply Agreement dated as of December 7, 2001, between HEARx Ltd. and Siemens Hearing Instruments, Inc.**

99	Press release of December 19, 2001*

*	Previously filed with Form 8-K on December 26, 2001.

**	HEARx Ltd. has requested confidential treatment for certain portions (indicated by asterisks) of this exhibit. Such portions were omitted and included in the confidential treatment request filed separately with the Securities and Exchange Commission. Replaces Exhibit 10.3 previously filed with Form 8-K on December 26, 2001 and Form 8-K/A on February 28, 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARx Ltd.

DATE: March 8, 2002	By:/s/ Paul A. Brown Paul A. Brown, M.D. Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No	Description of Exhibit

10.1	Credit Agreement dated as of December 7, 2001, between HEARx Ltd. and Siemens Hearing Instruments, Inc.*

10.2	Security Agreement dated as of December 7, 2001, between HEARx Ltd. and Siemens Hearing Instruments, Inc.*

10.3	Supply Agreement dated as of December 7, 2001, between HEARx Ltd. and Siemens Hearing Instruments, Inc.**

99	Press release of December 19, 2001*

*	Previously filed with Form 8-K on December 26, 2001.

**	HEARx Ltd. has requested confidential treatment for certain portions (indicated by asterisks) of this exhibit. Such portions were omitted and included in the confidential treatment request filed separately with the Securities and Exchange Commission. Replaces Exhibit 10.3 previously filed with Form 8-K on December 26, 2001 and Form 8-K/A on February 28, 2002.